SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 12, 2007

Date of Report (date of earliest event reported)

STARVOX COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-22848	84-1178691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2728 Orchard Parkway
San Jose, California 95134-2012

(Address of principal executive offices)

(408) 625-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

Loan Financing; Amendment of Financial Obligation to DKR, SMH and Trinad under Securities Purchase Agreement

On December 12, 2007, StarVox Communications, Inc., a Delaware corporation formerly known as U.S. Wireless Data, Inc. (the “Company”), and its wholly owned subsidiaries, StarVox Communications, Inc., a California corporation (“StarVox”) and Capital Telecommunications, Inc. (“CTI”) entered into an amendment (the “Amendment”) with DKR SoundShore Oasis Holding Fund Ltd. (“DKR”), SMH Capital Inc. (“SMH”), and Trinad Capital Master Fund Ltd. (“Trinad,” and together with DKR and SMH, the “Investors”) to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 1, 2007, by and among StarVox, the Company, CTI and the Investors.  Pursuant to the Purchase Agreement, StarVox previously issued to the Investors senior secured debentures in an aggregate principal amount of $9,000,000 (the “Existing Debentures”) and warrants to purchase an aggregate of 2,520,000 shares of common stock of the Company.

Pursuant to the Amendment, StarVox has agreed to issue and DKR and Trinad have agreed to purchase, at additional closings, additional senior secured debentures (the “Additional Debentures,” and together with the Existing Debentures, the “Debentures”) in an aggregate principal amount of $5,100,000 and additional warrants (the “Additional Warrants”) to purchase an aggregate of 2,000,000 shares of common stock of the Company.  The Additional Warrants have an exercise price of $0.01 per share and expire December 12, 2012.   At the first additional closing, which occurred December 12, 2007, DKR purchased an Additional Debenture in the principal amount of $2,000,000 and an Additional Warrant to purchase 1,000,000 shares of the Company’s common stock for a purchase price of $500,000; and Trinad purchased an Additional Debenture in the principal amount of $1,100,000 and an Additional Warrant to purchase 1,000,000 shares of the Company’s common stock for a purchase price of $500,000.  At the option of DKR and Trinad, at a second additional closing, DKR and Trinad may each purchase an Additional Debenture in a principal amount of $1,000,000, each for a purchase price of $1,000,000, subject to satisfaction of certain conditions, including that StarVox and the Company have obtained the agreement to the extension of the maturity date of the outstanding secured convertible promissory notes described below from the holders of such notes, and other customary closing conditions.  After the first additional closing, DKR holds Debentures in an aggregate principal amount of $7,000,000, Trinad holds Debentures in an aggregate principal amount of $3,100,000 and SMH holds a Debenture in principal amount of $2,000,000, which is subject to the subordination agreement described above.

The maturity date of the Additional Debentures is August 1, 2008 and the Additional Debentures bear interest at a rate of 10.0% per annum, subject to increase, as described below, if an event of default exists and is continuing.   The Additional Debentures rank pari passu with the Existing Debentures, except that SMH has agreed to subordinate all rights to payment in connection with indebtedness of the Company, StarVox or CTI to SMH, and all liens in connection with such indebtedness, to all rights to payment in connection with indebtedness of the Company, StarVox and CTI to DKR and Trinad, and all liens in connection with such indebtedness.  The obligations of StarVox pursuant to the Additional Debentures are guaranteed by the Company and CTI pursuant to the secured guaranty entered into in connection with the issuance of the Existing Debentures (the “Guaranty”), and the obligations of StarVox, the Company and CTI under the Additional Debentures and the Guaranty are secured by all assets of StarVox, the Company and CTI pursuant to the pledge and security agreement entered into in connection with the issuance of the Existing Debentures (the “Security Agreement”).

The Additional Debentures, the Guaranty and the Security Agreement contain certain restrictions on the ability of the Company, StarVox and CTI to incur additional indebtedness, grant liens on assets, make distributions in respect of the Company’s capital stock, make payments in respect of indebtedness ranking junior to the Additional Debentures, transfer, sell or otherwise dispose of assets.  The following constitute events of default under the Additional Debentures: (1) failure by StarVox pay amounts when and as due under the Additional Debentures; (2) inaccuracy of representations or warranties made by the Company, StarVox or CTI, when made; (3) breach of covenants to be performed by the Company, StarVox or CTI; (4) cross-defaults to certain other indebtedness of the Company, StarVox or CTI; (5) failure by the Company to comply with the terms of the registration rights agreement; (6) certain events involving bankruptcy, insolvency or reorganization of the Company, StarVox or CTI; (7) the entry of final judgments for the payment of money aggregating in excess of $250,000 against the Company, which are not bonded, discharged, stayed within 60 days of judgment, insured or indemnified; (8) revocation, rescission, suspension or modification of certain governmental approvals; or (9) failure to obtain the agreement of the holders of the secured convertible promissory notes to extend the maturity date of such indebtedness, as described above, on or prior to December 26, 2007.  If an Event of Default occurs under the Debentures, the interest rate on Debentures will automatically increase to 15% per annum and holders of Debentures representing at least a majority of the aggregate principal amount of the Debentures then outstanding may require StarVox to redeem all or any portion of the Debentures at a price equal to 110% of the outstanding principal amount under such Debentures, subject to the subordination by SMH described below.

In addition, the Investors have agreed to extend the maturity date of the all Existing Debentures issued to the Investors to August 1, 2008 and forbear from exercising any rights or remedies with respect of any breaches, defaults or events of default, provided that this forbearance will terminate upon the occurrence of certain events including certain bankruptcy events or upon any breach or default under the Amendment, the Debentures or the agreements entered into in connection therewith.  In consideration thereof, the Company and Starvox has agreed to use best efforts to obtain the agreement of the holders of existing indebtedness pursuant to the outstanding secured convertible promissory notes described in the Company’s Current Report on Form 8-K filed March 26, 2007 with an aggregate principal amount of $14,000,000 to extend the maturity date of such indebtedness to November 7, 2008.

Section 2—Financial Information

Item 2.03:                                         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03, the disclosure under Item 1.01 is incorporated by reference herein.

Section 3—Securities and Trading Markets

Item 3.02:                                         Unregistered Sales of Equity Securities.

To the extent required by Item 3.02, the disclosure under Item 1.01 is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished herewith:

10.10	Amendment, dated as of December 12, 2007, to Securities Purchase Agreement, dated as of June 1, 2007, and to the Debentures issued pursuant thereto

10.11	Senior Secured Debenture, dated December 12, 2007, issued to DKR SoundShore Oasis Holding Fund Ltd.

10.12	Senior Secured Debenture, dated December 12, 2007, issued to Trinad Capital Master Fund Ltd.

10.13	Warrant to purchase Common Stock, dated December 12, 2007, issued to DKR SoundShore Oasis Holding Fund Ltd.

10.14	Warrant to purchase Common Stock, dated December 12, 2007, issued to Trinad Capital Master Fund Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2007

STARVOX COMMUNICATIONS, INC.

By:	/s/ Thomas Rowley
Thomas Rowley, Chief Executive Officer

EXHIBIT INDEX

Exhibit Index

10.10	Amendment, dated as of December 12, 2007, to Securities Purchase Agreement, dated as of June 1, 2007, and to the Debentures issued pursuant thereto

10.11	Senior Secured Debenture, dated December 12, 2007, issued to DKR SoundShore Oasis Holding Fund Ltd.

10.12	Senior Secured Debenture, dated December 12, 2007, issued to Trinad Capital Master Fund Ltd.

10.13	Warrant to purchase Common Stock, dated December 12, 2007, issued to DKR SoundShore Oasis Holding Fund Ltd.

10.14	Warrant to purchase Common Stock, dated December 12, 2007, issued to Trinad Capital Master Fund Ltd.